UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2024

NVR, Inc.
(Exact name of registrant as specified in its charter)

Virginia	1-12378	54-1394360
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11700 Plaza America Drive, Suite 500
Reston, Virginia 20190
(Address of principal executive offices) (Zip Code)

(703) 956-4000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	NVR	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a)of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On May 7, 2024, NVR, Inc. held its Annual Meeting of Shareholders. There were 3,198,062 shares of NVR’s common stock eligible to vote at the Annual Meeting. The following are the matters voted upon at the Annual Meeting and the final results of the votes on such matters:
1. Election of all directors for one-year terms:

	Votes For	Votes Against	Abstentions	Broker Non-votes
Paul C. Saville	2,649,220	111,846	1,210	144,181
C.E. Andrews	2,614,862	144,545	2,869	144,181
Sallie B. Bailey	2,728,516	31,511	2,249	144,181
Thomas D. Eckert	2,685,688	73,770	2,818	144,181
Alfred E. Festa	2,186,393	571,533	4,350	144,181
Alexandra A. Jung	2,728,091	31,928	2,257	144,181
Mel Martinez	2,641,166	118,225	2,885	144,181
David A. Preiser	2,580,115	179,319	2,842	144,181
W. Grady Rosier	2,679,078	80,313	2,885	144,181
Susan Williamson Ross	2,558,409	201,680	2,187	144,181

2. Ratification of the appointment of KPMG LLP as Independent Auditor for the year ending December 31, 2024:

Votes For	Votes Against	Abstentions
2,699,895	205,527	1,035

3. Approval, in a non-binding advisory vote, of the compensation of NVR’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-votes
2,611,954	144,700	5,622	144,181

4. Shareholders did not approve a shareholder proposal to publish report on impact of diversity, equity and inclusion efforts:

Votes For	Votes Against	Abstentions	Broker Non-votes
848,861	1,902,637	10,778	144,181
5. Shareholders did not approve a shareholder proposal to expand political spending disclosure:

Votes For	Votes Against	Abstentions	Broker Non-votes
835,941	1,902,876	23,459	144,181

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NVR, Inc.

Date: May 8, 2024	By:	/s/ Daniel D. Malzahn
Daniel D. Malzahn
Senior Vice President, Chief Financial Officer and Treasurer